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TABLE OF CONTENTS                               PROSPECTUS

THE BASICS                                   DECEMBER 15, 2000
ABOUT THE FUND     2
--------------------                                THE
                                                  AMIDEX
FEES AND                                     ISRAEL TECHNOLOGY
EXPENSES           3                               FUND
--------------------
                                      AN INDEX-BASED FUND OFFERED BY
ADDITIONAL                                 AMIDEX(TM)Funds, Inc.
INVESTMENT                                    (The "Company")
INFORMATION        4                      26 Broadway, Suite 741
--------------------                     New York, New York 10004
                                              1-888-876-3566
AMIDEX ISRAEL
TECHNOLOGY INDEX   4      The  minimum  investment  in the  Fund  is  $2500  for
--------------------      regular accounts and $1000 for retirement  accounts or
                          custodial  accounts for minors. The minimum subsequent
THE FUND'S                investment  is $250 for regular  accounts and $250 for
INVESTMENT                retirement accounts or custodial accounts for minors.
ADVISER            6
--------------------      THE  SECURITIES   AND  EXCHANGE   COMMISSION  HAS  NOT
                          APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED
HOW TO BUY                IF  THIS  PROSPECTUS  IS  TRUTHFUL  OR  COMPLETE.  ANY
AND                       REPRESENTATION TO THE CONTRARY IS A CRIME.
SELL SHARES        7
--------------------

DIVIDENDS AND
DISTRIBUTIONS      9
--------------------

TAX
CONSIDERATIONS    10
--------------------

GENERAL
INFORMATION       11
--------------------

FOR MORE
INFORMATION       12
====================

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

                            THE BASICS ABOUT THE FUND

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THE FUND'S          Long-term  growth  of  capital.  Current  income  is  not  a
INVESTMENT          significant  investment  consideration,  and any such income
OBJECTIVE IS:       realized  will  be  considered   incidental  to  the  Fund's
                    investment objective.
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THE FUND'S          o    Normally  investing  at least 95% of the  Fund's  total
PRINCIPAL                assets in the common stock of  companies  listed on the
INVESTMENT               AMIDEX ISRAEL  TECHNOLOGY(TM)Index  (the "Index").  The
STRATEGIES ARE:          Index  is a  new  index  tracking  the  performance  of
                         smaller  market   capitalization   Israeli   Technology
                         Companies  traded on the NASDAQ.  An explanation of the
                         Index can be found at page 4 of this prospectus;
                    o    Employing a "passive  management" approach to investing
                         the Fund's  assets.  This means that the Fund  normally
                         will invest in all of the  companies  in the Index,  in
                         approximately  the same  percentages as those companies
                         are  represented  in  the  Index.  By  replicating  the
                         composition  of the  Index,  the  Fund  seeks  also  to
                         replicate the performance of the Index.
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THE PRINCIPAL       o    GENERAL RISK- As is the case with most investments, you
RISKS OF                 may lose  money by  investing  in the Fund.  The Fund's
INVESTING IN             share prices will fluctuate each day,  depending on the
THE FUND ARE:            changing value of the  securities  making up the Fund's
                         portfolio.  On any given day,  your shares may be worth
                         less than what you paid for them.
                    o    STOCK RISK- The Fund invests in the stocks of companies
                         included  in the  Index,  all  of  which  trade  on the
                         NASDAQ. A company's stock that is included in the Index
                         may fall because of problems with the company or for no
                         readily apparent reason.  Further, the stock market may
                         suffer  a  general  decline   resulting  from  changing
                         economic  or  political  conditions,  or from a lack of
                         investor confidence.  In the past, stocks and the stock
                         market have  recovered,  but some stock  market  slumps
                         have lasted for months and even years.
                    o    DIVERSIFICATION  RISK- The Fund is a  "non-diversified"
                         Fund because it primarily invests in the companies that
                         are  included  in the  Index.  The  Index  normally  is
                         limited  to  approximately  35  companies,  and some of
                         those  companies  represent a large  percentage  of the
                         Index.  When the Index was first calculated on November
                         1st,  2000, 6 Index  companies  individually  comprised
                         more than 5% of the Index  and  together  made up about
                         49.85% of the Index.  Investing a larger  percentage of
                         the  Fund's  assets  in a  relatively  small  number of
                         companies  can be riskier  than  investing in a broader
                         variety of securities  because poor  performance  by an
                         individual  company held by the Fund will have a larger
                         negative  impact on the Fund due to the Fund's  lack of
                         diversification.
                    o    INDEX  RISK- The Fund  invests  almost  exclusively  in
                         Index  companies.  Also, once the Fund invests in Index
                         companies,  it stays invested in those companies for as
                         long as they remain in the Index. As a result, the Fund
                         does not predict which stocks will outperform- or under
                         perform,  the market.  If the Index stocks  decrease in
                         value,  the Fund decreases in value.  Also, some of the
                         companies   in  the  Index  may  not  have  a  vigorous
                         secondary trading market.  As a result,  the Fund could
                         experience  difficulties in timely buying or selling of
                         these securities, which could have a negative impact on
                         the Fund.
                    o    PORTFOLIO  TURNOVER  RISK- The Index is adjusted to add
                         or delete  companies  twice a year. As companies  leave
                         and enter  the  Index,  the  Fund's  portfolio  will be
                         adjusted to match the current Index  composition.  This
                         practice can result in the realization of capital gains
                         or losses and can have adverse tax consequences for you
                         as an investor.
                    o    SMALL  COMPANY  RISK-  The  companies  in the Index are
                         generally  smaller  companies.  Small companies usually
                         don't have the depth of resources that large  companies
                         have to see them  through hard times.  Also,  investors
                         may be more  reluctant to invest in smaller  companies.
                         As a  result,  small  company  stocks  tend  to be more
                         volatile than the stocks of larger companies.
                    o    SECTOR  RISK-  All  the  companies  in  the  Index  are
                         identified as belonging to the  "Technology"  Sector of
                         the market.  Companies  belonging to this Sector of the
                         market offer products and
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                                                                               2

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                         services   such  as  office  and  business   equipment,
                         computer  hardware,  software  and  peripherals,   mass
                         storage devices, semiconductors, data networking and telecommunications, and internet related products and services. Investing a single market sector is riskier that investing a variety of market sectors.
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THE FUND            Based  on its  research  into  the  performance  of  Israeli
INVESTS IN          companies trading on the U. S. Exchanges, the Fund's Adviser
INDEX               believes that the  companies in the Index are  experiencing,
SECURITIES          or have the potential to experience,  above-average  capital
BECAUSE:            growth.  The Adviser  believes that  investing  primarily in
                    Index   companies   will  allow  the  Fund  to  achieve  its
                    investment  objective  of capital  growth over the long term because the companies in the Index have all been  identified by the  Adviser  as high  growth  potential  companies.  You should be aware that there is no assurance  the Adviser will be successful in achieving the Fund's objectives,  since all investments involve risks.
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED IN THE PAST?

This is a new Fund without a prior performance history. Accordingly, performance information is not yet available for this Fund.

                                FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES:
-----------------
(Fees paid directly from your investment)

MAXIMUM SALES CHARGE (LOAD)
IMPOSED ON PURCHASES                                NONE
(As a percentage of offering price)
MAXIMUM DEFERRED SALES
CHARGE (LOAD)                                       NONE
(As a percentage of redemption proceeds)
REDEMPTION FEES                                    1.00%(1)

1. You will be charged a redemption fee equal to 1.00% of the net amount of your redemption if you redeem your shares less than 365 calendar days after you buy them, unless the Fund agrees to waive the fee. If this fee is imposed, it will raise the expenses of your shares. This fee is imposed only to discourage short-term trading of Fund shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities. These fees are never used to pay for distribution or sales fees.

ANNUAL FUND OPERATING EXPENSES:
------------------------------
(Expenses that are deducted from Fund assets)

MANAGEMENT FEES                           (1)       0.50%
DISTRIBUTION & SERVICING (12b-1) FEES     (2)       0.25%
OTHER EXPENSES                            (3)       0.70%
---------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                                  1.45%
=========================================================

1. Management fees include a fee of 0.50% for investment advisory services provided to the Fund by the Fund's Adviser.
2. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
3. These fees include an annual fee of 0.70 % for administrative services provided to the Fund by the Fund's Adviser. Under normal circumstances, most expenses of the Fund are the contractual obligation of the Adviser. Accordingly, the Fund does not anticipate incurring any additional "Other Expenses" during its first year.

EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME AS DESCRIBED IN THE TABLE ABOVE. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

1 YEAR               3 YEARS              5 YEARS             10 YEARS
----------------------------------------------------------------------
 $148                  $460                 $795               $1,744

                        ADDITIONAL INVESTMENT INFORMATION

The Fund's principal investment objectives and strategies have been set out in the "Basics About the Fund" Section of this Prospectus. What follows is additional information that you should know concerning your investment in the Fund.

Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stocks of the companies comprising the Index, in approximately the same percentages as those companies are included in the Index. You should be aware that the Index is a new index, and no historical performance data are available for the Index.

Any Fund assets that are not invested in Index companies will be invested in short term, high quality debt instruments such as money market funds, short-term US Government securities, and investment grade quality corporate securities.

Investing the Fund's assets primarily in Index companies is not a fundamental policy of the Fund. The Board of Directors of the Fund may vote to change or eliminate the percentages of Fund assets invested in Index companies and to choose other investment strategies. If the Board votes to change the Fund's investment strategies, we will notify you in writing at least 30 days before the changes take place. If you decide to redeem your shares as a result of such a change, you will not be charged any redemption fees, even if you have held your shares for less than 365 days. If you would like to get additional information about all of the Fund's fundamental and non-fundamental investment policies and restrictions, they can be found in the Fund's Statement of Additional Information ("SAI") in the Section entitled, "Investment Policies and Restrictions."

                       AMIDEX(TM) ISRAEL TECHNOLOGY INDEX

AMIDEX(TM) Israel Technology Index is a new, unmanaged Index. The companies included in the Index are smaller market capitalization "Israeli Technology Companies" whose stock is publicly traded on the NASDAQ.

What is an "Israel Technology Company"?
---------------------------------------
To be an "Israel Technology Company", a company has to satisfy ALL of the following requirements:

1. Its stock is traded on the NASDAQ over-the-counter market and the company has been listed by the Israeli financial newspaper, Globes as one of the "Israeli shares traded on the New York Bourse." (if Globes stops publishing a list of "Israeli shares traded on the New York Bourse," the Board of Directors will select an alternative publication that similarly defines such companies); and
2. The company is designated by Bloomberg, L.P. or a comparable nationally recognized financial data provider as being in a Technology Sector; and
3. The company is not listed as a company included in the AMIDEX35(TM)Index. The AMIDEX35(TM)Index is an index of the 35 largest Israeli companies (measured by market capitalization), traded either on the Tel Aviv Stock Exchange or the U.S. exchanges; and
4. It must have maintained an adequate average daily trading volume, and must have been publicly traded for at least 60 days before the index adjustment date, and
5.   It may not be listed in the U.S. as an ADR or ADS.

The largest (as measured by market capitalization) 35 Israel companies that satisfy all of the criteria described above will be included in the Index. You should be aware that the Index might contain more or less than 35 companies during certain periods of the year. If less than 35 Israeli companies meet the criteria for inclusion at the beginning of an adjustment date, then the Index will contain only those companies that qualify. The Index is adjusted to add or delete companies, as necessary on or about November 30th and May 31st of each year.

If a company ceases operation, is de-listed on the NASDAQ, or becomes insolvent, it will be immediately deleted from the Index and not replaced until the next adjustment date. If a single company splits into multiple companies, all such companies will be included in the Index until the Index is readjusted, at which time each company's individual qualifications to be included in the Index will be determined.

An "unmanaged" index means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted.

The Index is a market capitalization index. Market capitalization means the total current U.S. dollar value of a company's outstanding shares of common stock, and is calculated by multiplying the number of outstanding shares of common stock of a company by the price of that common stock.

The Index began being calculated on November 1st, 2000 at an initial Index Value of 1,000. The Index name, rules, methods of calculation, and proprietary data are owned by the Adviser. The Adviser developed the criteria and the rules of operation for the Index. The Adviser has entered into agreements with various companies to construct, calculate and publish the Index. Bloomberg, L.P.
performed the initial calculations needed to create the Index and selects the companies that will be included in or deleted from the Index, based on the criteria described above. Bloomberg, L.P. is responsible for maintaining and publishing the Index. Bloomberg, L.P. has no affiliation with the Fund, the Adviser, or any of the Fund's other service providers, and currently calculates and publishes the AMIDEX35 Index. The Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

When companies are added to or deleted from the Index, the Adviser will alter the Fund's investments to conform the portfolio to the Index. This will result in certain risks to the Fund, including the risks of losses and tax consequences to shareholders resulting from realized capital gains. You should also be aware that the Fund will incur certain expenses that are not incurred by the Index, including transaction charges. Accordingly, the performance of the Fund will vary from that of the Index as a result of such expenses.

The Adviser will attempt to maintain a correlation coefficient of at least 0.95 in performance between the Index and the Fund. This means that the Adviser will attempt to replicate at least 95% of the Index's performance. The Adviser will be responsible for tracking the Fund's performance, under the supervision of the Company's Board of Directors. If the Fund fails to achieve a 0.95 correlation coefficient, the Board will take action to rectify whatever problem is causing the discrepancy, including, as an example, altering the Fund's servicing arrangements to reduce Fund expense ratios or changing the Fund's investment strategy of investing in the Index.

The Adviser has determined that, in order to construct the Fund's portfolio to reflect the performance of the Index, the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Adviser may invest Fund assets in a representative sample of Index securities and such other permissible securities, the Adviser believes will likely track Index performance most closely.

You should be aware that there is no assurance that the Adviser will be successful in replicating the performance of the Index during this period. You will find a more detailed discussion of the Index in the SAI in the Section entitled "The Index."

WHY DOES THE FUND INVEST IN ISRAEL TECHNOLOGY COMPANIES?

The State of Israel is a highly developed, industrialized democracy. Since 1990, Israel's economy has grown significantly, presenting improvement in most economic indicators. Israel has made substantial progress in opening its economy, including the removal of its trade barriers and tariffs. Israel has concluded free trade agreements with its major trading partners and is the only nation that is a party to free trade agreements with both the United States and the European Union. In recent years Israel has signed free trade agreements with Switzerland, Norway, Canada, Turkey, the Czech Republic, the Slovak Republic, Poland and Hungary.

The State of Israel has significantly improved its economic performance. Inflation in 1999 fell to 1.3%, and exports more than doubled between 1992 and 2000. Israel is a member of a number of international organizations, including the United Nations, the World Bank Group (including the International Finance Corporation), the International Monetary Fund (the "IMF"), the European Bank for Reconstruction and Development, and the Inter-American Development Bank. Israel is a signatory to the General Agreement on Tariffs and Trade ("GATT") of 1947 and 1994, which provides for reciprocal lowering of trade barriers among its members. Under GATT, Israel is eligible to receive a number of trade preferences that are available only to certain GATT participants, including duty-free treatment of its exports to certain countries pursuant to the GATT Generalized System of Preferences.

Israel is not only rich in research, technology and intellectual investment, but also is the only democratic nation in the Middle East. The influx of venture capital, the infusion of human resources (Israel's population nearly doubled in the last 15 years), and the conversion of the economic focus from military to commercial (defense spending dropped from about 30% of GNP in 1973 to less than 8.14% in 1998), have led many to believe that Israel is the next "Silicon Valley." There has been a dramatic increase in the number of Israeli companies trading on U.S. Exchanges, particularly the NASDAQ.

Israel is third, behind only the U.S. and Canada, in the number of companies traded on Wall Street. More than 100 Israeli companies trade shares on the major U.S. exchanges. In Israel, the Tel Aviv Stock Exchange now lists more than 665 companies and over 1,000 securities, with a current market capitalization of about $80 billion.

In 1999, Israel exported $9.9 billion of technology related products. Israel leads all foreign nations in receipt of venture capital from abroad, and in the number of high tech start-ups per year. In the first 6 months of the year 2000, Israel received more than $12 billion of direct foreign investment.

These dramatic developments present a new and relatively unexploited opportunity for equity investment. Currently, there is only one other U.S. based, open-end fund available as a vehicle for investment in Israeli securities. That Fund, the AMIDEX35 Mutual Fund (AMDEX, AMDAX, AMDCX) is an index-based fund also offered by AMIDEX(TM) Funds, Inc. that invests in the stocks comprising the AMIDEX35(TM) Index, and index of the 35 largest Israeli companies (measured by market capitalization), traded either on the Tel Aviv Stock Exchange or the U.S. exchanges. The AMIDEX Israel Technology Fund is currently the only fund investing exclusively in U.S. traded Israeli technology companies through the AMIDEX(TM) Israel Technology Index.

                          THE FUND'S INVESTMENT ADVISER

TransNations Investments, LLC, 26 Broadway, Suite 741, New York, NY 10004 (the "Adviser"), has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund. In addition, the Adviser has entered into an Operating Services Agreement (the "Services Agreement") with the Fund to provide virtually all day-to-day operational services to the Fund. The Adviser is registered with the Securities and Exchange Commission as an investment adviser, and also serves as the investment adviser to the AMIDEX35 (TM) Mutual Fund. The Adviser was formed specifically to serve as investment adviser to the Company's funds, and rendering investment advice to funds is currently the Adviser's primary business. Mr. Clifford A. Goldstein is President and Chief Executive Officer of the Adviser. Boaz Rahav is the Fund Manager, and is responsible for all investment decisions relating to the Fund. Mr. Goldstein also serves as the President and as a Director of AMIDEX Funds, Inc.

The Portfolio Manager.
---------------------
The Fund is an index fund. Rather than relying on any one manager or management team to "pick" stocks, the Fund is managed "passively" by normally investing only in the companies comprising the Index in approximately the same percentages as each company represents in the Index. Mr. Boaz Rahav serves as portfolio manager to the Fund. Mr. Rahav also has served as the portfolio manager of the AMIDEX35(TM)Mutual Fund since that fund's inception (06/08/99). Prior to his current position, Mr. Rahav last served as Chief Economist for the Government of Israel

Ministry of Finance in New York from 1996-1999. Mr. Rahav has over 8 years experience in Israeli financial markets, having worked for a large institutional brokerage house in Israel as a trader and as a Fund Manager from 1994 to 1996. Previously, Mr. Rahav worked from 1991 to 1993 for the Federation of Israeli Chambers of Commerce. Mr. Rahav also served from 1987 to 1990 in the Intelligence Wing of the Israeli Air Force. Mr. Rahav has a business degree from the Tel Aviv College of Business, an MBA (with distinguished honors) from the New York Institute of Technology, an Investment Adviser and Analyst Diploma from Tel Aviv University, and a Trader Certificate from the Tel Aviv Stock Exchange. Mr. Rahav joined the Adviser in February 1999. Mr. Rahav holds Series 63, and 7 licenses with the NASD.

The Adviser invests the assets of the Fund according to the Fund's investment objectives, policies, and restrictions. The Fund pays the Adviser a fee, accrued daily and payable monthly, at an annual rate of 0.50% of the Fund's net assets. The Adviser furnishes at its own expense office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund.

The Adviser pays all expenses incident to the Fund's operations and business except expenses relating to legal fees resulting from litigation, brokerage expenses, taxes, if any, and other extraordinary charges.

                           HOW TO BUY AND SELL SHARES

BUYING SHARES
To purchase shares of the Fund, first complete and sign a New Account Purchase Application, included with this Prospectus, and mail it, together with your check for the total purchase price, to:

                          AMIDEX Israel Technology Fund
                       c/o Declaration Distributors, Inc.
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428.

Checks are accepted subject to collection at full face value in United States currency. If your check does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred by the Fund with respect to the transaction.

After making your initial purchase, you can make subsequent purchases by mail or by wire transfer. The wiring information to be used for wire transfers is:

                         Firstar Bank, N.A. Cinti/Trust
                                 ABA#0420-0001-3
                                  DDA#199456831
                For Account: Amidex Israel Technology Index Fund

Each time you make a purchase, you will receive a statement showing the number of shares purchased, the net asset value at which your shares were purchased, and the new balance of Fund shares owned. The Fund does not issue stock certificates. All full and fractional shares will be carried on the books of the Fund.

MINIMUM INVESTMENTS
The minimum initial investment is $2500 for ordinary accounts and.$1000 for Individual Retirement Accounts (IRAs) and other pension accounts and custodial accounts for minors. $250 is the minimum subsequent purchase for regular accounts, and $250 is the minimum subsequent investment for IRA, or pension accounts or custodial accounts for minors.

Firstar Bank, 425 Walnut Street, 6th Floor, Cincinnati, Ohio 45202, serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $12 for each taxpayer identification number no matter how many tax-deferred accounts you have with AMIDEX. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian serves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders. Please see the Sections of the SAI entitled "Purchasing and Redeeming Shares" and "Tax Information" for more information concerning share purchases.

ACCOUNT MINIMUMS
Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct a $10 minimum balance fee (or the whole value of the account if less than $10) from accounts with values below the minimums described on the previous page or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

You may direct inquiries concerning the Fund to:

                             AMIDEX(TM) Funds, Inc.
                            c/o The Declaration Group
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-888-876-3566

DETERMINING SHARE PRICES
The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. Shares of the Fund are purchased at their net asset value and are next computed after receipt of your purchase order or the transfer of your assets from the Money Market Fund to the Fund.

The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. The Fund is a No-Load Fund. This means that you will not be charged any sales commissions or underwriting discounts.

PLAN OF DISTRIBUTION
The Fund has adopted a Plan of Distribution, or "12b-1 Plan" under which it may finance activities primarily intended to sell shares. Under the 12b-1 Plan, the Fund may pay a distribution fee at an annual rate of up to 0.25% of average daily net assets of the Fund to the Adviser for services primarily intended to sell shares and for providing certain shareholder services. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Payments under the 12b-1 Plan are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Adviser, and such payments may exceed the expenses actually incurred. The Company's Board of Directors evaluates the Plan on a regular basis. You should be aware that, over time, 12b-1 fees will increase the costs of your investment, and may eventually cost you more than other types of sales charges.

REDEEMING SHARES
You may redeem your shares in the Fund at any time and for any reason. Upon receipt by the Fund of a redemption request in proper form, your shares of the Fund will be redeemed at their next determined net asset value. Redemption requests must be in writing and delivered to the Fund at:

                               AMIDEX Funds, Inc.
                            c/o The Declaration Group
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428.

To be in "proper form," your redemption request must:

1. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;
2.   Be signed by all owners exactly as their names appear on the account; and
3. If required, include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an eligible guarantor.

Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees, or custodians to evidence the authority of the person or entity making the redemption request.

Signature Guarantees. A signature guarantee is designed to protect you and the Fund by verifying your signature. SIGNATURE GUARANTEES ARE REQUIRED WHEN:
1.   establishing certain services after the account is opened;
2.   requesting redemptions in excess of $10,000;
3.   redeeming or exchanging shares, when proceeds are:
     a.   being mailed to an address other than the address of record,
     b.   made payable to other than the registered owner(s); or
     c.   transferring shares to another owner.

The redemption price per share is net asset value per share, next determined after your redemption order is received by the Fund. If you hold your shares for 365 days or longer, there is no redemption charge. Otherwise, a fee of 1.00% of the value of your redeemed shares will be deducted from the proceeds of your redemption and paid to the Fund. When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund's portfolio securities at the time of redemption. If the value of your account falls below $100 as a result of previous redemptions and not market price declines, the Fund may redeem the shares in your account. The Fund will notify you first if such an event occurs, and you will have 60 days to bring your account balance up to the minimum levels before the Fund will exercise its option to redeem. Also, in the event your shares are redeemed by the Fund under such circumstances, you will not be charged any redemption fees, regardless of the time you have held your shares.

Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in proper form. If shares are purchased by check and redeemed by letter within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, provided that the Fund does not hold such proceeds for more than 15 calendar days. You will also be subject to a redemption fee of 1.00% of total assets in such a circumstance. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission, or that the major exchanges are closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

EXCHANGE POLICIES
The exchange privilege is not intended as a vehicle for short-term or excessive trading. The funds do not permit excessive trading or market timing. Excessive purchases, redemptions, or exchange of Fund shares disrupt portfolio management and drive Fund expenses higher.

Please note the following when exchanging shares:
1. New accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

2. Exchanges between existing accounts must meet the $250 subsequent investment requirement.
3. You may make four exchanges out of each Fund during a calendar year. Exchanges in excess of this limit are considered excessive trading and may be subject to an exchange fee or may result in termination of the exchange privilege or the right to make future purchases of Fund shares.
4. The Funds reserve the right to reject any purchase order or exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in or known to engage in excess of the limit above (including market timing transactions) or whose trading has been or may be disruptive to a Fund.
5. Exchanges between accounts will be accepted only if the registrations are identical.
6. If the shares you are exchanging are held in certificate form, you must return the certificate to AMIDEX prior to making any exchanges.
7. An exchange represents the sale of shares from one AMIDEX Fund and the purchase of shares of another AMIDEX Fund, which may produce a taxable gain or loss in a non-retirement account.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks and other securities it holds, as well as interest accrued and paid on any other obligations that might be held in the Fund's portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your dividends and/or distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

                               TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders all net investment income and any net capital gains realized from sales of the Fund's portfolio securities at such times and in such amounts as to avoid all taxes, both state and federal. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless you request in writing to have them paid by check. Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time that shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes. If you fail to furnish your Social Security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund. The information in this Prospectus is not intended to be a full discussion of present or future tax ramifications of investment in the Fund, and investors should consult their own tax advisers for a detailed and complete review of tax ramifications. In view of the individual nature of tax consequences, you should consult your own tax adviser with respect to the specific tax consequences of participation in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends December 31, with a report containing audited financial statements. The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1,000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return calculation for differing periods computed in the same manner but without annualizing the total return.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized or international rating services and financial publications that monitor fund performance. The Fund may also, from time to time, compare its performance to the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), or some other widely recognized, unmanaged index of common stock prices.

The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Fund, the Adviser and the Fund's principal underwriter. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code. The Fund has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                              FOR MORE INFORMATION

Additional information about the Fund is available in the Company's latest Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI, dated December 15, 2000 has been filed with the SEC and is incorporated by reference into this prospectus.

To receive information without charge concerning the Fund, or to request a copy of the SAI, please contact the Fund at:

                               AMIDEX FUNDS, INC.
                         c/o Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19460
                                 (888) 876-3566

A copy of your requested document(s) will be sent to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                           Investment Company Act No.
                                    811-9123

                       STATEMENT OF ADDITIONAL INFORMATION
                                     FOR THE
                        AMIDEX(TM) ISRAEL TECHNOLOGY FUND

                             DATED DECEMBER 15, 2000

                                   A SERIES OF
                             AMIDEX(TM) FUNDS, INC.
                                 (THE "COMPANY")
                             26 BROADWAY, SUITE 741
                            NEW YORK, NEW YORK 10004

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of The AMIDEX(TM) Israel Technology Fund, dated December 15, 2000. You may obtain a copy of the Prospectus, free of charge, by writing to AMIDEX(TM) Funds, Inc., c/o The Declaration Group, 555 North Lane, Suite 6160, Conshohocken, PA 19428, phone number 1-888-876-3566.

                                TABLE OF CONTENTS

About AMIDEX Funds, Inc.
Investment Policies and Restrictions
Investment Adviser
Directors and Officers
Performance Information
Purchasing and Redeeming Shares
Tax Information
Portfolio Transactions
The AMIDEX(TM)Israel Technology Index
Fund Service Providers
Financial Statements

                          ABOUT AMIDEX(TM) FUNDS, INC.

AMIDEX(TM) Funds, Inc. (the "Company") was incorporated in Maryland on April 27, 1999. The Company is an open-end management investment company, and is registered as such with the Securities and Exchange Commission. The Board of Directors approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment adviser and administrator. The day-to-day operations of the Fund are delegated to the Adviser. This Statement of Additional Information contains background information regarding each of the Company's Directors and Executive Officers. The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently , the Company has authorized the issuance of two series of shares, the AMIDEX35(TM) Mutual Fund and the AMIDEX(TM) Israel Technology Index Fund. Further, the Board has also authorized the offering of four classes of shares within each series; a no-load class, a Class A share that is offered with a front-end sales charge, a Class B share with a declining contingent deferred sales charge ("CDSC"), and a Class C share, with a one year CDSC and an ongoing service and distribution fee. Shareholders of each share class are entitled: (i) to one vote per full share;
(ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

This SAI pertains only to No-Load shares of the AMIDEX(TM) Israel Technology Index Fund (the "Fund").

The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Fund, the Adviser and the Fund's principal underwriter. The Code governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Code. The Fund has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund is a non-diversified Fund. The Investment Company Act of 1940 defines a diversified fund to mean that as to 75% of the Fund's assets (valued at the time of investment), a fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss. The Fund normally will invest at least 95% of its net assets in the approximately 35 Israeli companies that make up the AMIDEX(TM) ISRAEL TECHNOLOGY Index (the "Index"), in approximately the same percentages as those companies represent in the Index. It is likely that a few of these companies will comprise a large percentage of the Fund's portfolio holdings--in excess of the 25% limit on holdings in excess of 5%. As a result, the Fund will not be diversified.

PORTFOLIO TURNOVER. Because this is a new fund without an operating history, the Fund's portfolio turnover is unknown. Higher portfolio turnover rates may result in higher rates of net realized capital gains to the Fund, thus the portion of the Fund's distributions constituting taxable gains may increase. In addition, higher portfolio turnover activity can result in higher brokerage costs to the Fund. The Fund anticipates that its annual portfolio turnover will be not greater than 75%.

Under normal circumstances, the Fund will invest at least 95% of its average net assets in the common stock of companies listed on the Index. The Fund may invest the remaining 5% of its assets in the following securities:

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate equity interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, and general economic or financial market movements. Smaller companies are especially sensitive to these factors. However, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. There is additional risk inherent in investing in foreign-based companies. The Fund may invest in the common stock of foreign issuers which are publicly traded on U.S. exchanges either directly or in the form of American Depository Receipts (ADRs), but only if such foreign issuers are included in the Index. The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or Trust company and evidence ownership of underlying securities issued by a foreign corporation. The Fund may also hold warrants or other rights on common stock if such warrants are issued as dividends on stocks already held in the Fund's portfolio. Because the Fund will concentrate its investments in Israeli companies, the Fund will be exposed to the risks associated with Israeli companies to a greater degree than will funds whose investment policies do not require or allow such concentration. The Fund will invest in the common stock of companies included in the Index that trade on the TASE, NYSE, the AMEX, or NASDAQ.

MONEY MARKET FUNDS. The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market funds) to maintain liquidity. As a shareholder of another registered investment company, the Fund would bear a pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in such securities, if such investments would represent more than 3% of such issuer's outstanding shares.

DEBT SECURITIES. The Fund may invest in U.S. Government debt securities including Treasury Bills and short-term notes, to maintain liquidity. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more than 5% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and/or other financial institutions to maintain liquidity. The Fund's custodian must always have possession of the securities serving as collateral for the Repos or have proper evidence of book entry receipt of such securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market value of which equals or exceeds 102% of the principal amount of the money invested by the Fund. If an institution with which the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 5% of its net assets in such transactions.

The Fund may also invest in the following securities and employ the following investment guidelines:

CASH RESERVES. The Fund may, to meet liquidity needs, temporarily hold up to 5% of its net assets in cash. The Fund may hold cash in the United States, Israel, or in both. The primary risk associated with such a policy is that the Fund's performance will vary, perhaps significantly, from the performance of the Index when the Fund holds a high percentage of its net assets as cash reserves.

FUTURES AND OPTIONS ON EQUITY SECURITIES AND THE INDEX. The Fund may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e., sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index. Such options can include long-term options with durations of up to three years. The Fund may use futures and options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Fund may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's total net assets.

Risk Factors Associated With Futures and Options. The primary risks associated with the use of options and futures are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are generally defined as securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to match precisely its investments to the percentages contained in the Index, and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities of companies comprising the Index on a when-issued basis, and it may purchase or sell such securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

INVESTMENT RESTRICTIONS. The complete list of the Fund's investment restrictions is as follows:

The Fund will not:

1. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

2. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's net assets at the time of borrowing;

3. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

4.   Make margin purchases or short sales of securities;

5. Invest in companies for the purpose of management or the exercise of control;

6. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities).

7. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Advisor.

8. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration, if such companies are members of the AMIDEX(TM)Israel Technology Index;

9. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate, if such companies are members of the AMIDEX(TM) Israel Technology Index.

10.  Purchase warrants on securities, although the Fund may receive and exercise
     warrants  received  by  the  Fund  as  dividends  on  previous   securities
     purchases.

11.  Issue senior securities.

12.  Invest in commodities, or invest in futures or options on commodities.

13. Invest more than 25% of its assets (valued at time of investment) in securities of issuers in any industry or economic sector except that the Fund will concentrate its investment in the industry concentration that comprises the AMIDEX Israel Technology Index.

Restrictions 1 through 13 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

The Fund may not:

1. Invest more than 15% of its net assets in securities that are not readily marketable;
2. Acquire securities of other Investment Companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and
     (b) where acquisition results from a dividend or merger, consolidation or other reorganization.
3. purchase more than 3% of the voting securities of any one investment company;
4. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;
5. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts;
6. Invest less than 95% of its net assets (valued at the time of investment) in securities of issuers which are not members of the AMIDEX(TM)ISRAEL TECHNOLOGY(TM)Index.

                               INVESTMENT ADVISER

TransNations Investments, LLC (the "Adviser") was organized under the laws of the State of Pennsylvania as an investment advisory corporation in October, 1998, and changed form to a limited liability company in March, 1999. The Adviser registered as an Investment Advisor with the Securities and Exchange Commission in December, 1998. The Adviser was created to provide investment advice to Funds of the Company, and at present that is the exclusive business of the Adviser. Mr. Clifford A. Goldstein owns a 40% interest in and controls the Adviser. The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to an investment services agreement with the Fund dated December 15, 2000 (the "Agreement"). Clifford A. Goldstein, and Andrea Fiest are affiliated persons of the Adviser and act as Directors of the Company.

The Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved annually (a) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                             DIRECTORS AND OFFICERS

The board of directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below:

Name, Age, Address, Position            Principal Occupation For the
with Fund                               Last Five Years
------------------------------------------------------------------------------------------
Clifford A. Goldstein* (Age 42)         Managing Partner and Attorney with Weber,
President and Director of Fund,         Goldstein, Greenberg, Gallagher, Phil. PA,
President, Controlling Partner of       PA, a general litigation firm, since 1991. BA
Adviser                                 from Temple University, Philadelphia, PA,
                                        4/78. J.D. from Temple University School of Law,
                                        3/82.

                                                                              17

Theodore A. Young, Esq.* (Age 53)       Partner, law firm of Fox, Rothchild, O'Brien &
Director of Fund, Legal counsel         Frankel, Philadelphia, PA, practicing securities
to Adviser                              and business law.  Mr. Young has been the President
                                        of the Philadelphia-Israel Chamber of Commerce,
                                        and is the Secretary of the Jewish Federation of
                                        Greater Philadelphia. Mr. Young earned his law
                                        degree from the University of Pennsylvania.

Andrea Kramer Fiest* (Age 42)           Lawyer, self-employed since 12/95.
Director of Fund, Minority Partner      International Derivatives Specialist with
Of Adviser                              SBG Warburg, New York, NY from 1/94 to
                                        12/95. Attorney with firm of Cadwalader,
                                        Wickersham & Tait, New York, NY from 10/87 to
                                        1/94. B.A. degree form Dickinson College,
                                        Carlisle, PA, 4/79. J.D. from Temple University
                                        School of Law, Philadelphia, PA, 3/82. LLM in
                                        taxation from New York University, New York, NY,
                                        4/86.

Lee B. Zeplowitz* (Age 42)              President, Greater Philadelphia Chapter of the
Director                                American Society for Technion/Israel Institute of
                                        Technology. Mr. Zeplowitz is also a partner in the
                                        Kibbutz Kfar Blum Hotel in the Galilee. He is also
                                        a Certified Public Accountant, registered
                                        investment adviser and Certified Financial Planner
                                        and is engaged in the private practice of estate
                                        planning and financial management for high worth
                                        individuals. Mr. Zeplowitz is a graduate of Temple
                                        University.

Dr. Moshe Porat, Phd. (Age 53)          Dean of Fox School of Business & Management,
Director                                Temple University, Philadelphia, PA.  Mr. Porat
                                        Serves on the Boards of the Penn-America Group,
                                        the Willis Corroon National Risk Management
                                        Board, the new Risk Managers National Committee,
                                        and the American Risk and Insurance Board. Mr.
                                        Porat received his BA and MBA (magna cum laude)
                                        degrees from Tel Aviv University.

Daniel Schwartz (Age 38)                Director of Trade, Government of Israel
Director                                Economic Mission, New York since 1996.
                                        Previously employed in the real estate development
                                        industry in California. Undergraduate degree from
                                        University of Arizona, Tempe; Graduate studies
                                        undertaken at San Francisco State University

Ami Miron (Age 52)                      Chairman, President and CEO of MoreCom, a
Director                                Pennsylvania based digital convergence, TV and
                                        internet solutions company. Educated at the
                                        Technion, Columbia University and Polytechnic
                                        University, Mr. Miron was previously a Vice
                                        President with General Instruments, a Division
                                        Leader at Phillips Labs.

H. Scott Herrin  (Age 42)               Mr. Herrin graduated from Amherst Collage
Director                                with a BA in economics and received his Juris
                                        Doctorate from the Harvard Law School. After
                                        serving as President of Klearfold, Inc. Mr. Herrin
                                        became a Director and Consultant to the IMPAC

                                                                              18

                                        Group, an international packaging and printing
                                        corporation.

Zach Oppenheimer  (Age 41)              Mr. Oppenheimer is Fannie Mae's senior vice
Director                                president for its Northeastern Regional Office in
                                        Philadelphia, Pennsylvania. Prior to joining
                                        Fannie Mae in 1983, Mr. Oppenheimer was a savings
                                        manager and corporate lending supervisor at
                                        Progress Savings Bank in Norristown, Pennsylvania.
                                        Mr. Oppenheimer is a member of Fannie Mae's
                                        Operating Committee. He serves on the boards of
                                        several community and religious organizations. Mr.
                                        Oppenheimer has completed post-graduate courses at
                                        The Wharton School of the University of
                                        Pennsylvania. He received a master of business
                                        administration degree from Drexel University and a
                                        bachelor of business administration degree from
                                        Temple University.

* Indicates an "interested person" as defined in the Investment Company Act of 1940.

For the Company's fiscal year ending May 31, 2000, no director received compensation for his or her service to the Fund as a Director. Clifford
Goldstein received compensation from the Adviser for his services to the Adviser, but did not receive any compensation for his services as a Director.

The Adviser intends to purchase all outstanding shares of the Fund prior to the Fund's effective date and will then be deemed to control the Fund.

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Company's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

                             PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

                                                           [n]
Average Annual Total Return is computed as follows:  P(1+T)     = ERV

Where:        P = a hypothetical initial investment of $1000]
              T = average annual total return
              n = number of years
              ERV = ending redeemable value of shares at the end of the period

Yield. The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                      6
Yield = 2[(a-b/cd + 1)  - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that they were entitled to receive dividends d = the maximum offering price per share on the last day of the period

The Fund's performance is a function of conditions in the securities markets, portfolio management, sales charges on particular classes of shares, if any, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Information concerning purchases and redemptions of shares is contained in the Fund's Prospectus under the Section "How to Buy and Sell Shares". This section supplements that information.

Redemptions will be made at net asset value. The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Advisor, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. For No-Load shares redeemed prior to being held for at least 365 days, the redemption value is the NAV less a redemption fee equal to 2.00% of the NAV.

                                 TAX INFORMATION

Information  concerning  the taxation of the Fund is generally  discussed in the
Prospectus  under  the  Section  titled  "Tax   Considerations".   This  Section
supplements that discussion.

The Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the

Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and subsequently such shares are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution may be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains. Taxation issues are complex and highly individual. You should consult with your tax advisor concerning the effects of transactions in the Fund.

                             PORTFOLIO TRANSACTIONS

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, the rate of portfolio turnover may be substantial. However, the Fund expects that its annual portfolio turnover rate will not exceed 75% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluations of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers that are paid commissions directly.

                       AMIDEX(TM) ISRAEL TECHNOLOGY INDEX

AMIDEX(TM) Israel Technology Index is a new, unmanaged Index. The companies included in the Index are smaller market capitalization "Israeli Technology Companies" whose stock is publicly traded on the NASDAQ.

What is an "Israel Technology Company"?
---------------------------------------
To be an "Israel Technology Company", a company has to satisfy ALL of the following requirements:

6. Its stock is traded on the NASDAQ over-the-counter market and the company has been listed by the Israeli financial newspaper, Globes as one of the "Israeli shares traded on the New York Bourse." (if Globes stops publishing a list of "Israeli shares traded on the New York Bourse," the Board of Directors will select an alternative publication that similarly defines such companies); and
7. The company is designated by Bloomberg, L.P. or a comparable nationally recognized financial data provider as being in a Technology Sector; and
8. The company is not listed as a company included in the AMIDEX35(TM)Index. The AMIDEX35(TM)Index is an index of the 35 largest Israeli companies (measured by market capitalization), traded either on the Tel Aviv Stock Exchange or the U.S. exchanges; and
9. It must have maintained an average minimum daily trading volume of at least $500,000 in the previous two calendar quarters; and
10.  It may not be listed in the U.S. as an ADR or ADS.

The largest (as measured by market capitalization) 35 Israel companies that satisfy all of the criteria described above will be included in the Index. You should be aware that the Index might contain more or less than 35 companies during certain periods of the year. If less than 35 Israeli companies meet the criteria for inclusion at the beginning of an adjustment date, then the Index will contain only those companies that qualify. The Index is adjusted to add or delete companies, as necessary on or about November 30th and May 31st of each year.

If a company ceases operation, is de-listed on the NASDAQ, or becomes insolvent, it will be immediately deleted from the Index and not replaced until the next adjustment date. If a single company splits into multiple companies, all such companies will be included in the Index until the Index is readjusted, at which time each company's individual qualifications to be included in the Index will be determined.

An "unmanaged" index means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted.

The Index is a market capitalization index. Market capitalization means the total current U.S. dollar value of a company's outstanding shares of common stock, and is calculated by multiplying the number of outstanding shares of common stock of a company by the price of that common stock.

The Index began being calculated on November 1st, 2000 at an initial Index Value of 1,000. The Index name, rules, methods of calculation, and proprietary data are owned by the Adviser. The Adviser developed the criteria and the rules of operation for the Index. The Adviser has entered into agreements with various companies to construct, calculate and publish the Index. Bloomberg, L.P.
performed the initial calculations needed to create the Index and selects the companies that will be included in or deleted from the Index, based on the criteria described above. Bloomberg, L.P. is responsible for maintaining and publishing the Index. Bloomberg, L.P. has no affiliation with the Fund, the Adviser, or any of the Fund's other service providers, and currently calculates and publishes the AMIDEX ISRAEL TECHNOLOGY Index. The Adviser may, if necessary, select an alternative independent company to calculate, maintain or publish the Index in the future.

When companies are added to or deleted from the Index, the Adviser will alter the Fund's investments to conform the portfolio to the Index. This will result in certain risks to the Fund, including the risks of losses and tax consequences to shareholders resulting from realized capital gains. You should also be aware that the Fund will incur certain expenses that are not incurred by the Index, including transaction charges. Accordingly, the performance of the Fund will vary from that of the Index as a result of such expenses.

The Adviser will attempt to maintain a correlation coefficient of at least 0.95 in performance between the Index and the Fund. This means that the Adviser will attempt to replicate at least 95% of the Index's performance. The Adviser will be responsible for tracking the Fund's performance, under the supervision of the Company's Board of Directors. If the Fund fails to achieve a 0.95 correlation coefficient, the Board will take action to rectify whatever problem is causing the discrepancy, including, as an example, altering the Fund's servicing arrangements to reduce Fund expense ratios or changing the Fund's investment strategy of investing in the Index.

The Adviser has determined that, in order to construct the Fund's portfolio to reflect the performance of the Index, the Fund must have approximately $25 million in net assets. Until such asset levels are reached, the Adviser may invest Fund assets in a representative sample of Index securities and such other permissible securities, the Adviser believes will likely track Index performance most closely.

You should be aware that there is no assurance that the Adviser will be successful in replicating the performance of the Index during this period. You will find a more detailed discussion of the Index in the SAI in the Section entitled "The Index."

WHY DOES THE FUND INVEST IN ISRAEL TECHNOLOGY COMPANIES?

The State of Israel is a highly developed, industrialized democracy. Since 1990, Israel's economy has grown significantly, presenting improvement in most economic indicators. Israel has made substantial progress in opening its economy, including the removal of its trade barriers and tariffs. Israel has concluded free trade agreements with its major trading partners and is the only nation that is a party to free trade agreements with both the United States and the European Union. In recent years Israel has signed free trade agreements with Switzerland, Norway, Canada, Turkey, the Czech Republic, the Slovak Republic, Poland and Hungary.

The State of Israel has significantly improved its economic performance. Inflation in 1999 fell to 1.3%, and exports more than doubled between 1992 and 2000. Israel is a member of a number of international organizations, including the United Nations, the World Bank Group (including the International Finance Corporation), the International Monetary Fund (the "IMF"), the European Bank for Reconstruction and Development, and the Inter-American Development Bank. Israel is a signatory to the General Agreement on Tariffs and Trade ("GATT") of 1947 and 1994, which provides for reciprocal lowering of trade barriers among its members. Under GATT, Israel is eligible to receive a number of trade preferences that are available only to certain GATT participants, including duty-free treatment of its exports to certain countries pursuant to the GATT Generalized System of Preferences.

Israel is not only rich in research, technology and intellectual investment, but also is the only democratic nation in the Middle East. The influx of venture capital, the infusion of human resources (Israel's population nearly doubled in the last 15 years), and the conversion of the economic focus from military to commercial (defense spending dropped from about 30% of GNP in 1973 to less than 8.14% in 1998), have led many to believe that Israel is the next "Silicon Valley." There has been a dramatic increase in the number of Israeli companies trading on U.S. Exchanges, particularly the NASDAQ.

Israel is third, behind only the U.S. and Canada, in the number of companies traded on Wall Street. More than 100 Israeli companies trade shares on the major U.S. exchanges. In Israel, the Tel Aviv Stock Exchange now lists more than 665 companies and over 1,000 securities, with a current market capitalization of about $80 billion.

In 1999, Israel exported $9.9 billion of technology related products. Israel leads all foreign nations in receipt of venture capital from abroad, and in the number of high tech start-ups per year. In the first 6 months of the year 2000, Israel received more than $12 billion of direct foreign investment.

These dramatic developments present a new and relatively unexploited opportunity for equity investment. Currently, there is only one other U.S. based, open-end mutual fund available as a vehicle for investment in Israeli securities. That Fund, the AMIDEX35 Mutual Fund (AMDEX, AMDAX,AMDCX) is an index-based mutual fund also offered by AMIDEX(TM) Funds, Inc. that invests in the stocks comprising the AMIDEX ISRAEL TECHNOLOGY(TM) Index, and index of the 35 largest Israeli companies (measured by market capitalization), traded either on the Tel Aviv Stock Exchange or the U.S. exchanges. The AMIDEX Israel Technology Mutual Fund is currently the only fund investing exclusively in U.S. traded Israeli technology companies through the AMIDEX(TM) Israel Technology Index.

                                DISTRIBUTION FEES

Amidex Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended, by Class of Shares, for each Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Funds in order to compensate the Adviser or others for expenses relating to the promotion and sale of shares of each Fund.

Under the No-Load and Class A Plans, each share Class compensates the Adviser and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to the applicable share Class.

For the Fund's fiscal year ending May 31, 2000, the Fund accrued and paid $11,120 in 12b-1 fees for its No-Load shares, and $205 in 12b-1 fees for its Class A shares.

Under the Class B Plan, the Class B Shares of the Fund compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class B shares. Amounts paid under the Class B Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class B shares, including the paying of commissions for sales of Class B shares. The Class B Plan is designed to allow investors to purchase Class B shares without incurring a front-end sales load and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class B Plan combined with the CDSC for Class B shares is to provide for the financing of the distribution of Class B shares. During the Fund's fiscal year ending May 31, 2000, the Fund did not offer its Class B shares to the public, so no 12b-1 fees were accrued or paid for these shares.

Under the Class C Plan, Class C Shares of the Fund compensate the Adviser and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of the Fund's average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to the Adviser and others to compensate it for services provided and expenses incurred in the distribution of Class C shares, including the paying of ongoing "trailer" commissions for sales of Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge, and to permit the distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares. For the Fund's fiscal year ending May 31, 2000, the Fund accrued and paid $7 in 12b-1 fees for its Class C shares.

The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Company's Board of Directors, and may be renewed only by majority vote of the shareholders of the Fund's Classes, or by majority vote of the Board, and in both cases also a majority vote of the disinterested Directors of the Company, as that term is defined in the 1940 Act.

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have moneys available for the direct distribution activities of the Distributor in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.

The Plans have been approved by the Funds' Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Underwriter on not more than 60 days' written notice, 3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Underwriting Agreement with the underwriter. The underwriter or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The underwriter is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

                             FUND SERVICE PROVIDERS

CUSTODIAN FirStar Bank, N.A. 425 Walnut Street, 6th Floor, Cincinnati, Ohio 45202, of Cincinnati. Ohio acts as U.S. custodian for the Fund. As such, the Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. The Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. All fees charged by the custodian are paid by the Adviser.

TRANSFER AGENT Declaration Services Company ("DSC") acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Advisor and Fund. Under the agreement, DSC is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. All fees charged by the transfer agent are paid by the Adviser.

ADMINISTRATION. DSC also provides services as Administrator to the Fund pursuant to a written agreement with the Advisor and Fund. The Administrator supervises all aspects of the operations of the Fund except those performed by the Adviser under the Fund's investment advisory agreement. The Administrator is responsible for:

(a)  calculating the Fund's net asset value
(b) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940
(c) preparing financial statements contained in reports to stockholders of the Fund
(d)  preparing the Fund's federal and state tax returns
(e)  preparing reports and filings with the Securities and Exchange Commission
(f)  preparing  filings  with state Blue Sky  authorities
(g)  maintaining the Fund's financial accounts and records

DISTRIBUTOR  Declaration  Distributors,   Inc.,  555  North  Lane,  Suite  6160,
Conshohocken, PA 19428, a wholly-owned subsidiary of The Declaration Group, serves as distributor and principal underwriter of the Fund's shares pursuant to a written agreement with the Adviser and Fund. All fees charged by the distributor are paid by the Adviser.

INDEPENDENT AUDITORS McCurdy & Associates, CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145 serves as the Company's independent auditors.

LEGAL COUNSEL: David Jones & Assoc., P.C., 4747 Research Forest Drive, Suite 180, # 303, The Woodlands, TX 77381, has passed on certain matters relating to this registration statement and serves as counsel to the Fund.

                              FINANCIAL STATEMENTS

Because this is a new Fund, financial performance information is not yet available.

                                                                              27